Exhibit 99.2

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement

December 31, 2016

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2016

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONDENSED CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)
(Unaudited)

	December 31, 2016	December 31, 2015
Assets
Investments:
Fixed maturity securities:
Available for sale, at fair value	$41,060,494	$36,421,839
Held for investment, at amortized cost	76,825	76,622
Mortgage loans on real estate	2,480,956	2,435,257
Derivative instruments	830,519	337,256
Other investments	308,774	299,358
Total investments	44,757,568	39,570,332

Cash and cash equivalents	791,266	397,749
Coinsurance deposits	4,639,492	3,187,470
Accrued investment income	397,773	362,104
Deferred policy acquisition costs	2,905,377	2,905,136
Deferred sales inducements	2,208,218	2,232,148
Deferred income taxes	168,578	232,683
Income taxes recoverable	11,474	29,599
Other assets	173,726	112,171
Total assets	$56,053,472	$49,029,392

Liabilities and Stockholders' Equity
Liabilities:
Policy benefit reserves	$51,637,026	$45,495,431
Other policy funds and contract claims	298,347	324,850
Notes and loan payable	493,755	393,227
Subordinated debentures	241,853	241,452
Other liabilities	1,090,896	629,897
Total liabilities	53,761,877	47,084,857

Stockholders' equity:
Common stock	88,001	81,354
Additional paid-in capital	770,344	630,367
Accumulated other comprehensive income	339,966	201,663
Retained earnings	1,093,284	1,031,151
Total stockholders' equity	2,291,595	1,944,535
Total liabilities and stockholders' equity	$56,053,472	$49,029,392

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2016

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
Revenues:
Premiums and other considerations	$12,233	$10,679	$43,767	$36,048
Annuity product charges	48,275	37,102	173,579	136,168
Net investment income	475,633	438,262	1,849,872	1,692,192
Change in fair value of derivatives	95,391	69,338	164,219	(336,146)
Net realized gains (losses) on investments, excluding other than temporary impairment ("OTTI") losses	844	(151)	11,524	10,211
OTTI losses on investments:
Total OTTI losses	(10,015)	(15,415)	(21,349)	(25,547)
Portion of OTTI losses recognized in (from) other comprehensive income	455	2,068	(1,330)	6,011
Net OTTI losses recognized in operations	(9,560)	(13,347)	(22,679)	(19,536)
Total revenues	622,816	541,883	2,220,282	1,518,937

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	14,916	12,829	52,483	45,458
Interest sensitive and index product benefits	237,737	165,622	725,472	968,053
Amortization of deferred sales inducements	123,770	57,112	251,166	209,390
Change in fair value of embedded derivatives	(151,099)	118,414	543,465	(464,698)
Interest expense on notes and loan payable	7,599	6,873	28,248	28,849
Interest expense on subordinated debentures	3,331	3,101	12,958	12,239
Amortization of deferred policy acquisition costs	175,526	99,243	374,012	286,114
Other operating costs and expenses	23,445	25,731	102,231	96,218
Total benefits and expenses	435,225	488,925	2,090,035	1,181,623
Income before income taxes	187,591	52,958	130,247	337,314
Income tax expense	66,795	19,182	47,004	117,484
Net income	$120,796	$33,776	$83,243	$219,830

Earnings per common share	$1.37	$0.41	$0.98	$2.78
Earnings per common share - assuming dilution	$1.35	$0.40	$0.97	$2.72

Weighted average common shares outstanding (in thousands):
Earnings per common share	88,211	81,733	84,793	78,937
Earnings per common share - assuming dilution	89,178	83,851	85,605	80,961

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2016

Quarterly Summary - Most Recent 5 Quarters (Unaudited)

	Q4 2016	Q3 2016	Q2 2016	Q1 2016	Q4 2015
	(Dollars in thousands, except per share data)
Revenues:
Traditional life insurance premiums	$2,767	$2,147	$2,398	$2,634	$2,891
Life contingent immediate annuity considerations	9,466	10,584	9,060	4,711	7,788
Surrender charges	11,196	13,819	11,997	14,565	10,543
Lifetime income benefit rider fees	37,079	33,856	29,127	21,940	26,559
Net investment income	475,633	463,583	459,830	450,826	438,262
Change in fair value of derivatives	95,391	103,794	39,099	(74,065)	69,338
Net realized gains (losses) on investments, excluding OTTI	844	5,256	2,737	2,687	(151)
Net OTTI losses recognized in operations	(9,560)	(2,979)	(4,446)	(5,694)	(13,347)
Total revenues	622,816	630,060	549,802	417,604	541,883

Benefits and expenses:
Traditional life insurance policy benefits and change in future policy benefits	2,026	1,348	2,177	1,545	2,044
Life contingent immediate annuity benefits and change in future policy benefits	12,890	13,717	11,216	7,564	10,785
Interest sensitive and index product benefits (b)(e)	237,737	278,943	111,121	97,671	165,622
Amortization of deferred sales inducements (c)(d)	123,770	69,245	30,672	27,479	57,112
Change in fair value of embedded derivatives	(151,099)	144,404	284,303	265,857	118,414
Interest expense on notes and loan payable	7,599	6,887	6,882	6,880	6,873
Interest expense on subordinated debentures	3,331	3,253	3,206	3,168	3,101
Amortization of deferred policy acquisition costs (c)(d)	175,526	98,108	50,665	49,713	99,243
Other operating costs and expenses (a)	23,445	25,133	26,823	26,830	25,731
Total benefits and expenses	435,225	641,038	527,065	486,707	488,925
Income (loss) before income taxes	187,591	(10,978)	22,737	(69,103)	52,958
Income tax expense (benefit)	66,795	(3,558)	8,029	(24,262)	19,182
Net income (loss) (a)(b)(c)(d)(e)	$120,796	$(7,420)	$14,708	$(44,841)	$33,776

Earnings (loss) per common share	$1.37	$(0.09)	$0.18	$(0.55)	$0.41
Earnings (loss) per common share - assuming dilution (a)(b)(c)(d)(e)	$1.35	$(0.09)	$0.18	$(0.55)	$0.40

Weighted average common shares outstanding (in thousands):
Earnings (loss) per common share	88,211	86,262	82,517	82,129	81,733
Earnings (loss) per common share - assuming dilution	89,178	87,044	83,184	82,961	83,851

(a)
Q3 2016 includes a benefit of $2.8 million based upon developments in the claims process associated with a lawsuit settlement, which after related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs and income taxes, decreased the net loss and loss per common share - assuming dilution by $1.1 million and $0.01 per share, respectively.

(b)
Q3 2016 includes expense from the revision of assumptions used in determining reserves held for living income benefit riders. The impact increased interest sensitive and index product benefits by $42.0 million and increased the net loss and loss per common share - assuming dilution by $27.1 million and $0.31 per share, respectively.

(c)
Q3 2016 includes expense from unlocking which increased amortization of deferred sales inducements and deferred policy acquisition costs by $17.9 million and $22.1 million, respectively, and increased the net loss and loss per common share- assuming dilution by $25.8 million and $0.30 per share, respectively.

(d)
Q1 2016 includes expense from unlocking which increased amortization of deferred sales inducements and deferred policy acquisition costs by $17.9 million and $26.1 million, respectively, and increased the net loss and loss per common share- assuming dilution by $28.4 million and $0.35 per share, respectively.

(e)
Q4 2015 includes an adjustment to reserves for living income benefit riders which reduced interest sensitive and index product benefits by $1.9 million, which after related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs and income taxes, increased net income and earnings per common share-assuming dilution by $0.7 million and $0.01 per share, respectively.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2016

NON-GAAP FINANCIAL MEASURES
In addition to net income, we have consistently utilized operating income and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance. Operating income equals net income adjusted to eliminate the impact of items that fluctuate from quarter to quarter in a manner unrelated to core operations, and we believe measures excluding their impact are useful in analyzing operating trends. The most significant adjustments to arrive at operating income eliminate the impact of fair value accounting for our fixed index annuity business and are not economic in nature but rather impact the timing of reported results. We believe the combined presentation and evaluation of operating income together with net income provides information that may enhance an investor’s understanding of our underlying results and profitability.
Reconciliation from Net Income to Operating Income (Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
	(Dollars in thousands, except per share data)
Net income	$120,796	$33,776	$83,243	$219,830
Adjustments to arrive at operating income: (a)
Net realized investment (gains) losses, including OTTI	6,436	8,572	7,188	5,737
Change in fair value of derivatives and embedded derivatives - index annuities	(103,444)	17,222	56,634	(44,055)
Change in fair value of derivatives and embedded derivatives - debt	(3,748)	(1,450)	(1,265)	1,296
Litigation reserve	—	—	(1,957)	—
Income taxes	35,927	(7,979)	(21,499)	13,012
Operating income (a non-GAAP financial measure)	$55,967	$50,141	$122,344	$195,820

Per common share - assuming dilution:
Net income	$1.35	$0.40	$0.97	$2.72
Adjustments to arrive at operating income:
Net realized investment (gains) losses, including OTTI	0.07	0.10	0.08	0.07
Change in fair value of derivatives and embedded derivatives - index annuities	(1.16)	0.21	0.66	(0.54)
Change in fair value of derivatives and embedded derivatives - debt	(0.04)	(0.02)	(0.01)	0.01
Litigation reserve	—	—	(0.02)	—
Income taxes	0.41	(0.09)	(0.25)	0.16
Operating income (a non-GAAP financial measure)	$0.63	$0.60	$1.43	$2.42

(a)
Adjustments to net income to arrive at operating income are presented net of related adjustments to amortization of deferred sales inducements (DSI) and deferred policy acquisition costs (DAC) where applicable.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2016

NON-GAAP FINANCIAL MEASURES
Summary of Adjustments to Arrive at Operating Income (Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
	(Dollars in thousands)
Net realized investment gains and losses, including OTTI:
Net realized (gains) losses on investments, including OTTI	$8,716	$13,498	$11,155	$9,325
Amortization of DAC and DSI	(2,280)	(4,926)	(3,967)	(3,588)
Income taxes	(2,290)	(3,034)	(2,557)	(2,028)
	$4,146	$5,538	$4,631	$3,709
Change in fair value of derivatives and embedded derivatives:
Index annuities	$(255,710)	$(12,954)	$89,759	$(40,420)
Interest rate caps and swap	(3,748)	(1,450)	(1,265)	1,296
Amortization of DAC and DSI	152,266	30,176	(33,125)	(3,635)
Income taxes	38,217	(4,945)	(19,637)	15,040
	$(68,975)	$10,827	$35,732	$(27,719)
Litigation reserve:
Change in litigation reserve recorded in other operating costs	$—	$—	$(2,829)	$—
Amortization of DAC and DSI	—	—	872	—
Income taxes	—	—	695	—
	$—	$—	$(1,262)	$—

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2016

NON-GAAP FINANCIAL MEASURES
Quarterly Summary - Most Recent 5 Quarters (Unaudited)
Reconciliation from Net Income (Loss) to Operating Income (Loss)

	Q4 2016	Q3 2016	Q2 2016	Q1 2016	Q4 2015
	(Dollars in thousands, except per share data)
Net income (loss)	$120,796	$(7,420)	$14,708	$(44,841)	$33,776
Adjustments to arrive at operating income (loss): (a)
Net realized investment (gains) losses, including OTTI	6,436	(1,008)	605	1,155	8,572
Change in fair value of derivatives and embedded derivatives - index annuities	(103,444)	9,400	53,129	97,549	17,221
Change in fair value of derivatives and embedded derivatives - debt	(3,748)	(1,049)	768	2,764	(1,449)
Litigation reserve	—	(1,957)	—	—	—
Income taxes	35,927	(2,689)	(19,108)	(35,629)	(7,979)
Operating income (loss) (a non-GAAP financial measure) (b)(c)(d)(e)	$55,967	$(4,723)	$50,102	$20,998	$50,141

Per common share - assuming dilution:
Net income (loss)	$1.35	$(0.09)	$0.18	$(0.55)	$0.40
Adjustments to arrive at operating income (loss):
Anti-dilutive effect of net loss	—	—	—	0.01	—
Net realized investment (gains) losses, including OTTI	0.07	(0.01)	—	0.01	0.10
Change in fair value of derivatives and embedded derivatives - index annuities	(1.16)	0.11	0.64	1.18	0.21
Change in fair value of derivatives and embedded derivatives - debt	(0.04)	(0.01)	0.01	0.03	(0.02)
Litigation reserve	—	(0.02)	—	—	—
Income taxes	0.41	(0.03)	(0.23)	(0.43)	(0.09)
Operating income (loss) (a non-GAAP financial measure) (b)(c)(d)(e)	$0.63	$(0.05)	$0.60	$0.25	$0.60

(a)
Adjustments to net income (loss) to arrive at operating income (loss) are presented net of related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs where applicable.

(b)
Q3 2016 includes expense from unlocking which increased amortization of deferred sales inducements and deferred policy acquisition costs by $18.1 million and $21.5 million, respectively, and increased the operating loss and operating loss per common share- assuming dilution by $25.5 million and $0.29 per share, respectively.

(c)
Q3 2016 includes expense from the revision of assumptions used in determining reserves held for living income benefit riders. The impact increased interest sensitive and index product benefits by $42.0 million and increased the operating loss and operating loss per common share - assuming dilution by $27.1 million and $0.31 per share, respectively.

(d)
Q1 2016 includes expense from unlocking which increased amortization of deferred sales inducements and deferred policy acquisition costs by $18.1 million and $26.3 million, respectively, and decreased operating income and operating income per common share- assuming dilution by $28.6 million and $0.35 per share, respectively.

(e)
Q4 2015 includes an adjustment to reserves for living income benefit riders which reduced interest sensitive and index product benefits by $1.9 million, which after related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs and income taxes, increased operating income and operating income per common share-assuming dilution by $0.5 million and $0.01 per share, respectively.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2016

NON-GAAP FINANCIAL MEASURES
Summary of Adjustments to Arrive at Operating Income (Loss) (Unaudited)

	Q4 2016	Q3 2016	Q2 2016	Q1 2016	Q4 2015
	(Dollars in thousands)
Net realized (gains) losses on investments	$(844)	$(5,256)	$(2,737)	$(2,687)	$151
Net OTTI losses recognized in operations	9,560	2,979	4,446	5,694	13,347
Change in fair value of derivatives	(108,359)	(116,308)	(170,795)	(59,509)	(132,818)
Decrease (increase) in total revenues	(99,643)	(118,585)	(169,086)	(56,502)	(119,320)

Amortization of deferred sales inducements	(61,820)	8,934	28,027	48,002	(3,075)
Change in fair value of embedded derivatives	151,099	(144,404)	(284,303)	(265,857)	(118,414)
Amortization of deferred policy acquisition costs	(88,166)	8,670	32,688	59,885	(22,175)
Other operating costs and expenses	—	2,829	—	—	—
Increase (decrease) in total benefits and expenses	1,113	(123,971)	(223,588)	(157,970)	(143,664)
Increase (decrease) in income (loss) before income taxes	(100,756)	5,386	54,502	101,468	24,344
Increase (decrease) in income tax expense	(35,927)	2,689	19,108	35,629	7,979
Increase (decrease) in net income (loss)	$(64,829)	$2,697	$35,394	$65,839	$16,365

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2016

Capitalization/Book Value per Share

	December 31, 2016	December 31, 2015

Capitalization:
Notes and loan payable	$500,000	$400,000
Subordinated debentures payable to subsidiary trusts	246,671	246,450
Total debt	746,671	646,450
Total stockholders’ equity	2,291,595	1,944,535
Total capitalization	3,038,266	2,590,985
Accumulated other comprehensive income (AOCI)	(339,966)	(201,663)
Total capitalization excluding AOCI (a)	$2,698,300	$2,389,322

Total stockholders’ equity	$2,291,595	$1,944,535
Accumulated other comprehensive income	(339,966)	(201,663)
Total stockholders’ equity excluding AOCI (a)	$1,951,629	$1,742,872

Common shares outstanding (b)	88,016,188	81,584,091

Book Value per Share: (c)
Book value per share including AOCI	$26.04	$23.83
Book value per share excluding AOCI (a)	$22.17	$21.36

Debt-to-Capital Ratios: (d)
Senior debt / Total capitalization	18.5%	16.7%
Adjusted debt / Total capitalization	18.5%	16.7%

(a)
Total capitalization, total stockholders’ equity and book value per share excluding AOCI, non-GAAP financial measures, are based on stockholders’ equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, we believe these non-GAAP financial measures provide useful supplemental information.

(b)	Common shares outstanding include shares held by the NMO Deferred Compensation Trust: 2016 - 15,058 shares; 2015 - 230,012 shares

(c)
Book value per share including and excluding AOCI is calculated as total stockholders’ equity and total stockholders’ equity excluding AOCI divided by the total number of shares of common stock outstanding.

(d)
Debt-to-capital ratios are computed using total capitalization excluding AOCI. Adjusted debt includes notes payable and the portion of the total subordinated debentures payable to subsidiary trusts outstanding (qualifying trust preferred securities) that exceeds 15% of total capitalization excluding AOCI.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2016

Spread Results

	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
Average yield on invested assets	4.47%	4.62%	4.51%	4.73%
Aggregate cost of money	1.85%	1.95%	1.90%	1.96%
Aggregate investment spread	2.62%	2.67%	2.61%	2.77%

Impact of:
Investment yield - additional prepayment income	0.07%	0.07%	0.06%	0.08%
Cost of money effect of over hedging	0.02%	0.01%	0.01%	0.04%

Weighted average investments (in thousands)	$42,654,828	$38,054,743	$41,103,504	$35,857,262
Weighted average investments include fixed maturity securities at amortized cost and equity securities at cost. The numerator for average yield on invested assets includes net investment income and the tax effect of investment income that is exempt from income taxes.
Summary of Cost of Money for Deferred Annuities

	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
	(Dollars in thousands)
Included in interest sensitive and index product benefits:
Index credits	$125,911	$72,030	$267,995	$587,705
Interest credited	68,790	62,425	267,472	250,371
Included in change in fair value of derivatives:
Proceeds received at option expiration	(127,934)	(73,240)	(272,277)	(602,436)
Pro rata amortization of option cost	140,426	136,129	560,955	510,595
Cost of money for deferred annuities	$207,193	$197,344	$824,145	$746,235

Weighted average liability balance outstanding (in thousands)	$44,832,293	$40,429,839	$43,462,073	$38,126,188
Annuity Account Balance Rollforward

	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
	(Dollars in thousands)
Account balances at beginning of period	$44,460,569	$39,610,034	$41,249,647	$35,363,041
Net deposits	1,115,023	1,938,759	5,356,294	6,579,405
Premium bonuses	82,974	140,514	353,965	486,924
Fixed interest credited and index credits	194,701	134,455	535,467	838,076
Surrender charges	(11,196)	(10,543)	(51,577)	(46,614)
Lifetime income benefit rider fees	(37,079)	(26,559)	(122,002)	(89,554)
Surrenders, withdrawals, deaths, etc.	(600,977)	(537,013)	(2,117,779)	(1,881,631)
Account balances at end of period	$45,204,015	$41,249,647	$45,204,015	$41,249,647

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2016

Annuity Deposits by Product Type

	Three Months Ended December 31,		Year Ended December 31,
Product Type	2016	2015	2016	2015
	(Dollars in thousands)
American Equity:
Fixed index annuities	$1,139,287	$1,877,734	$5,114,178	$6,420,581
Annual reset fixed rate annuities	17,869	12,570	64,317	45,182
Multi-year fixed rate annuities	12,671	42,156	450,474	80,552
Single premium immediate annuities	10,494	5,667	35,851	32,752
	1,180,321	1,938,127	5,664,820	6,579,067
Eagle Life:
Fixed index annuities	80,687	165,343	610,580	371,108
Multi-year fixed rate annuities	129,075	39,951	852,799	133,804
	209,762	205,294	1,463,379	504,912
Consolidated:
Fixed index annuities	1,219,974	2,043,077	5,724,758	6,791,689
Annual reset fixed rate annuities	17,869	12,570	64,317	45,182
Multi-year fixed rate annuities	141,746	82,107	1,303,273	214,356
Single premium immediate annuities	10,494	5,667	35,851	32,752
Total before coinsurance ceded	1,390,083	2,143,421	7,128,199	7,083,979
Coinsurance ceded	264,566	198,995	1,736,054	471,822
Net after coinsurance ceded	$1,125,517	$1,944,426	$5,392,145	$6,612,157
Surrender Charge Protection and Account Values by Product Type
Annuity Surrender Charges and Net (of Coinsurance) Account Values at December 31, 2016:

	Surrender Charge			Net Account Value
Product Type	Avg. Years At Issue	Avg. Years Remaining	Avg. % Remaining	Dollars in Thousands	%

Fixed Index Annuities	13.7	8.9	14.1%	$43,101,112	95.4%
Annual Reset Fixed Rate Annuities	10.8	3.5	7.5%	1,421,865	3.1%
Multi-Year Fixed Rate Annuities	6.6	2.9	5.8%	681,038	1.5%
Total	13.5	8.6	13.8%	$45,204,015	100.0%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2016

Annuity Liability Characteristics

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Dollars in thousands)
SURRENDER CHARGE PERCENTAGES:
No surrender charge	$787,407	$1,738,604
0.0% < 2.0%	11,678	598,420
2.0% < 3.0%	37,625	86,765
3.0% < 4.0%	59,134	378,142
4.0% < 5.0%	24,038	182,108
5.0% < 6.0%	56,235	520,318
6.0% < 7.0%	65,081	402,734
7.0% < 8.0%	58,232	483,462
8.0% < 9.0%	132,981	1,570,495
9.0% < 10.0%	297,126	1,819,731
10.0% or greater	573,366	35,320,333
	$2,102,903	$43,101,112

	Fixed and Fixed Index Annuities Account Value	Weighted Average Surrender Charge
	(Dollars in thousands)
SURRENDER CHARGE EXPIRATION BY YEAR:
Out of Surrender Charge	$2,526,011	0.00%
2017	765,636	1.57%
2018	708,191	3.99%
2019	529,588	5.50%
2020	887,838	7.36%
2021	1,389,275	8.78%
2022	2,009,491	10.43%
2023	4,743,978	12.30%
2024	5,317,974	13.48%
2025	5,870,944	13.87%
2026	4,857,963	14.93%
2027	2,701,452	17.33%
2028	2,396,468	18.16%
2029	3,003,239	18.50%
2030	2,732,798	18.99%
2031	2,852,373	19.50%
2032	1,878,607	19.99%
2033	32,189	20.00%
	$45,204,015	13.77%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2016

Annuity Liability Characteristics

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Dollars in thousands)
CREDITED RATE VS. ULTIMATE MINIMUM GUARANTEED RATE DIFFERENTIAL:
No differential	$935,186	$1,675,007
› 0.0% - 0.25%	159,181	148,616
› 0.25% - 0.5%	239,957	88,734
› 0.5% - 1.0%	112,649	208,517
› 1.0% - 1.5%	12,398	1,923
› 1.5% - 2.0%	1,288	—
1.00% ultimate guarantee - 2.68% wtd avg interest rate (a)	396,218	133,228
1.50% ultimate guarantee - 1.29% wtd avg interest rate (a)	150,349	5,122,994
2.00% ultimate guarantee - 2.19% wtd avg interest rate (a)	95,677	—
2.25% ultimate guarantee - 2.23% wtd avg interest rate (a)	—	1,281,823
3.00% ultimate guarantee - 2.41% wtd avg interest rate (a)	—	2,471,200
Allocated to index strategies (see tables that follow)	—	31,969,070
	$2,102,903	$43,101,112

(a)	The minimum guaranteed interest rate for the fixed rate or the fixed rate strategy is 1.00%. The ultimate guaranteed rate is applied on less than 100% of the premium.
If all crediting rates were reduced to minimum guaranteed rates (subject to limitations imposed by ultimate minimum guaranteed rates where applicable) the weighted average crediting rate as of December 31, 2016 for fixed annuities and funds allocated to the fixed rate strategy for fixed index annuities would decrease by 0.28%.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2016

Annuity Liability Characteristics
FIXED INDEX ANNUITIES ACCOUNT VALUE - INDEX STRATEGIES

Annual Monthly Average and Point-to-Point with Caps
	Minimum Guaranteed Cap
	1%	3%	4%	7%	8% +
Current Cap	(Dollars in thousands)
At minimum	$2,148	$73,100	$2,167,704	$58,236	$216,356
1.75% - 3%	5,197,304	—	—	—	—
3% - 4%	2,354,756	32,589	—	—	—
4% - 5%	224,790	195,767	3,711,623	—	—
5% - 6%	368,714	140,322	1,367,055	—	—
6% - 7%	—	—	19	—	—
>= 7%	—	15,949	772	50,211	12,783

Annual Monthly Average and Point-to-Point with Participation Rates
	Minimum Guaranteed Participation Rate
	10%	20% - 25%	35%	50% +
Current Participation Rate	(Dollars in thousands)
At minimum	$449	$421,460	$129,748	$148,486
< 20%	438,812	—	—	—
20% - 40%	803,017	194,583	—	—
40% - 60%	538,190	117,896	88,410	—
>= 60%	4,616	—	—	—

S&P 500 Monthly Point-to-Point - Minimum Guaranteed Monthly Cap = 1.0%
(Dollars in thousands)
Current Cap
At minimum	$15,448
1.20% - 1.40%	4,258,846
1.45% - 1.70%	2,590,785
1.80% - 2.00%	2,652,044
>= 2.10%	754,449

Volatility Control Index
(Dollars in thousands)
Current Asset Fee
At Maximum	$—
0.75% - 1.75%	159,205
2.25% - 2.75%	1,156,515
3.00% - 4.00%	1,080,123
If all caps and participation rates were reduced to minimum caps and participation rates and current asset fees were increased to their maximums, the cost of options would decrease by 0.58% based upon prices of options for the week ended January 25, 2017.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2016

Summary of Invested Assets

	December 31, 2016		December 31, 2015
	Carrying Amount	Percent	Carrying Amount	Percent
	(Dollars in thousands)
Fixed maturity securities:
United States Government full faith and credit	$11,805	—%	$471,256	1.2%
United States Government sponsored agencies	1,344,787	3.0%	1,398,611	3.5%
United States municipalities, states and territories	3,926,950	8.8%	3,755,367	9.5%
Foreign government obligations	232,233	0.5%	212,565	0.5%
Corporate securities	27,195,351	60.8%	23,879,016	60.3%
Residential mortgage backed securities	1,254,835	2.8%	1,462,072	3.7%
Commercial mortgage backed securities	5,365,235	12.0%	4,174,396	10.5%
Other asset backed securities	1,806,123	4.0%	1,145,178	2.9%
Total fixed maturity securities	41,137,319	91.9%	36,498,461	92.1%
Mortgage loans on real estate	2,480,956	5.5%	2,435,257	6.2%
Derivative instruments	830,519	1.9%	337,256	0.9%
Other investments	308,774	0.7%	299,358	0.8%
	$44,757,568	100.0%	$39,570,332	100.0%
Credit Quality of Fixed Maturity Securities - December 31, 2016

NAIC Designation	Carrying Amount	Percent	Rating Agency Rating	Carrying Amount	Percent
	(Dollars in thousands)			(Dollars in thousands)
1	$26,507,798	64.5%	Aaa/Aa/A	$26,431,700	64.3%
2	13,295,648	32.3%	Baa	13,002,964	31.6%
3	1,163,761	2.8%	Ba	1,048,379	2.5%
4	137,188	0.3%	B	155,619	0.4%
5	24,664	0.1%	Caa	360,792	0.9%
6	8,260	—%	Ca and lower	137,865	0.3%
	$41,137,319	100.0%		$41,137,319	100.0%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2016

Watch List Securities - December 31, 2016

General Description	Amortized Cost	Unrealized Losses	Fair Value	Months Below Amortized Cost
	(Dollars in thousands)
Below investment grade
Corporate securities:
Energy	$53,615	$(10,278)	$43,337	18 - 44
Industrials	4,982	(2,076)	2,906	26
Materials	29,703	(1,724)	27,979	18 - 47
Telecommunications	2,324	(442)	1,882	30
Utilities	4,423	(797)	3,626	16
Other asset backed securities:
Financials	6,845	(4,244)	2,601	43 - 69
Utilities	1,830	—	1,830	4
	$103,722	$(19,561)	$84,161

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2016

Fixed Maturity Securities by Sector

	December 31, 2016		December 31, 2015
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(Dollars in thousands)
Available for sale:
United States Government full faith and credit and sponsored agencies	$1,380,204	$1,356,592	$1,856,786	$1,869,867
United States municipalities, states and territories	3,626,395	3,926,950	3,422,667	3,755,367
Foreign government obligations	224,588	232,233	210,953	212,565
Corporate securities:
Consumer discretionary	2,187,889	2,240,831	1,983,595	2,012,874
Consumer staples	1,888,081	1,942,890	1,612,382	1,649,408
Energy	2,744,555	2,768,953	2,622,284	2,410,184
Financials	6,005,431	6,154,941	4,955,851	5,134,209
Health care	2,046,684	2,126,080	1,944,109	2,007,107
Industrials	3,561,539	3,679,831	3,236,836	3,295,598
Information technology	1,897,323	1,942,398	1,689,259	1,694,466
Materials	1,871,136	1,912,005	1,732,123	1,624,073
Telecommunications	618,499	631,949	543,689	547,424
Utilities	3,517,077	3,718,642	3,277,402	3,427,041
Residential mortgage backed securities:
Government agency	648,752	693,805	687,515	741,431
Prime	336,801	354,542	474,756	493,096
Alt-A	181,391	206,488	204,714	227,545
Commercial mortgage backed securities:
Government agency	559,850	560,726	359,273	370,966
Other	4,862,405	4,804,509	3,878,992	3,803,430
Other asset backed securities:
Consumer discretionary	237,439	233,276	62,852	61,759
Energy	7,999	8,771	8,143	9,097
Financials	1,333,820	1,339,787	816,906	821,343
Industrials	206,428	214,171	223,414	231,678
Telecommunications	7,839	8,288	13,789	14,575
Utilities	1,830	1,830	5,420	6,726
Redeemable preferred stock - financials	—	6	—	10
	$39,953,955	$41,060,494	$35,823,710	$36,421,839
Held for investment:
Corporate security - financials	$76,825	$68,766	$76,622	$65,377

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2016

Fixed Maturity Securities by Sector
Energy and Metals & Mining
In the table on the previous page, oil and metals and mining exposure is reflected within the foreign government, energy, material, utilities, and industrial sectors. Our privately placed available for sale fixed maturity securities at December 31, 2016 total $169.6 million fair value ($172.2 million amortized cost) in Energy and $41.9 million fair value ($43.1 million amortized cost) in Metals & Mining and are not included in the following tables.

	December 31, 2016
Sector and Subsector	Amortized Cost	Fair Value	Unrealized Gain (Loss)	Average Credit Rating
	(Dollars in thousands)
Energy
Independent	$510,403	$509,599	$(804)	Baa
Integrated	507,277	520,721	13,444	A
Oil field services	403,265	386,865	(16,400)	Baa
Refining	119,537	123,131	3,594	Baa
Midstream	775,709	792,578	16,869	Baa
Government owned no guarantee	308,684	318,805	10,121	A
Metals & Mining	559,162	574,473	15,311	Baa
Total Energy and Metals & Mining	$3,184,037	$3,226,172	$42,135	Baa

	Amortized Cost at December 31, 2016
	Energy
NRSRO Rating	Independent	Integrated	Oil field services	Refining	Midstream	Government Owned No Guarantee	Metals & Mining	Total
	(Dollars in thousands)
Aaa	$—	$—	$—	$—	$—	$—	$—	$—
Aa	—	228,203	—	—	—	19,918	—	248,121
A	94,496	94,732	90,629	12,091	90,820	238,946	76,596	698,310
Baa	369,692	149,138	185,217	107,446	656,099	25,266	287,800	1,780,658
Ba	46,215	35,204	58,311	—	28,790	—	129,914	298,434
B	—	—	60,491	—	—	24,554	54,051	139,096
Below B	—	—	8,617	—	—	—	10,801	19,418
	$510,403	$507,277	$403,265	$119,537	$775,709	$308,684	$559,162	$3,184,037

	Fair Value at December 31, 2016
	Energy
NRSRO Rating	Independent	Integrated	Oil field services	Refining	Midstream	Government Owned No Guarantee	Metals & Mining	Total
	(Dollars in thousands)
Aaa	$—	$—	$—	$—	$—	$—	$—	$—
Aa	—	236,662	—	—	—	21,002	—	257,664
A	96,301	96,198	95,508	12,612	96,116	252,015	79,824	728,574
Baa	369,032	153,685	181,876	110,519	668,128	25,401	295,751	1,804,392
Ba	44,266	34,176	52,670	—	28,334	—	128,825	288,271
B	—	—	49,745	—	—	20,387	50,382	120,514
Below B	—	—	7,066	—	—	—	19,691	26,757
	$509,599	$520,721	$386,865	$123,131	$792,578	$318,805	$574,473	$3,226,172

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2016

Mortgage Loans on Commercial Real Estate

	December 31, 2016		December 31, 2015
	Principal	Percent	Principal	Percent
	(Dollars in thousands)
Geographic distribution
East	$635,434	25.5%	$698,113	28.5%
Middle Atlantic	151,640	6.1%	160,261	6.6%
Mountain	235,932	9.5%	252,442	10.3%
New England	12,724	0.5%	13,161	0.5%
Pacific	385,683	15.5%	355,268	14.5%
South Atlantic	519,065	20.8%	456,227	18.6%
West North Central	325,447	13.1%	313,120	12.8%
West South Central	224,694	9.0%	201,317	8.2%
	$2,490,619	100.0%	$2,449,909	100.0%

Property type distribution
Office	$308,578	12.4%	$396,154	16.2%
Medical office	50,780	2.1%	77,438	3.2%
Retail	886,942	35.6%	790,158	32.2%
Industrial/Warehouse	700,644	28.1%	686,400	28.0%
Hotel	—	—%	3,361	0.1%
Apartment	375,837	15.1%	352,971	14.4%
Mixed use/other	167,838	6.7%	143,427	5.9%
	$2,490,619	100.0%	$2,449,909	100.0%

	December 31, 2016	December 31, 2015
Credit Exposure - By Payment Activity
Performing	$2,489,028	$2,438,341
In workout	1,591	11,568
Delinquent	—	—
Collateral dependent	—	—
	2,490,619	2,449,909
Specific loan loss allowance	(1,327)	(7,842)
General loan loss allowance	(7,100)	(6,300)
Deferred prepayment fees	(1,236)	(510)
	$2,480,956	$2,435,257

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2016

Shareholder Information
Corporate Offices:
American Equity Investment Life Holding Company
6000 Westown Parkway
West Des Moines, IA 50266
Inquiries:
Steven Schwartz, Vice President-Investor Relations
(515) 273-3673, sschwartz@american-equity.com
Common Stock and Dividend Information:
New York Stock Exchange symbol: “AEL”

	High	Low	Close	Dividend Declared
2016
First Quarter	$23.65	$12.65	$16.80	$0.00
Second Quarter	$16.96	$12.77	$14.25	$0.00
Third Quarter	$18.32	$13.07	$17.73	$0.00
Fourth Quarter	$23.41	$15.39	$22.54	$0.24

2015
First Quarter	$29.62	$25.46	$29.13	$0.00
Second Quarter	$29.90	$25.06	$26.98	$0.00
Third Quarter	$30.02	$22.36	$23.31	$0.00
Fourth Quarter	$28.30	$22.55	$24.03	$0.22

2014
First Quarter	$26.42	$18.84	$23.62	$0.00
Second Quarter	$25.15	$20.97	$24.60	$0.00
Third Quarter	$25.25	$21.69	$22.88	$0.00
Fourth Quarter	$29.75	$21.36	$29.19	$0.20
Transfer Agent:
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-0310
Phone: (877) 282-1169
Fax: (781) 575-2723
www.computershare.com
Annual Report and Other Information:
Shareholders may receive when available, without charge, a copy of American Equity’s Annual Report, SEC filings and/or press releases by calling Steven Schwartz, Vice President-Investor Relations, at (515) 273-3763 or by visiting our web site at www.american-equity.com.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2016

Research Analyst Coverage
Erik Bass
Autonomous Research US LP
(646) 561-6248
ebass@autonomous.com
Suneet Kamath
Citi
(212) 816-3457
suneet.kamath@citi.com
John Nadel
Credit Suisse
(212) 325-4016
john.nadel@credit-suisse.com
Thomas Gallagher
Evercore ISI
(212) 446-9439
thomas.gallagher@evercoreisi.com
Randy Binner
Friedman, Billings, Ramsey & Co., Inc.
(703) 312-1890
rbinner@fbr.com
Pablo Singzon II
JP Morgan
(212) 622-2295
pablo.s.singzon@jpmorgan.com
C. Gregory Peters
Raymond James & Associates, Inc.
(727) 567-1534
greg.peters@raymondjames.com
Kenneth S. Lee
RBC Capital Markets, LLC
(212) 905-5995
kenneth.s.lee@rbccm.com
John Barnidge
Sandler O'Neill & Partners, L.P.
(312) 281-3412
jbarnidge@sandleroneill.com
Mark Hughes
SunTrust Robinson Humphrey
(404) 926-5072
mark.hughes@suntrust.com